SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                January 26, 2001
                                (Date of report)


                              GLOBUS WIRELESS LTD.
             (Exact Name of Registrant as Specified in its Charter)

NEVADA                              0-25614                           88-0228274
(State of Incorporation)   (Commission File Number)               (IRS Employer ID)


           1955 Moss Court, Kelowna, British Columbia, Canada V1Y 9L3
                    (Address of principle executive offices)


                                  250-860-3130
              (Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets.

         Effective January 26, 2001, Globus Wireless Ltd., a Nevada corporation ("Globus"), acquired PCI Marketing & Communication, Inc. ("PCI"). PCI is the owner of the ShopWireless brand ShopWireless.Com, a direct to consumer marketing company and wireless electronics on-line retailer. Pursuant to a merger agreement and subject to the terms and conditions set forth therein, Globus acquired 100% of all of the issued and outstanding shares of PCI, a corporation incorporated under the laws of Alberta, in exchange for equity in Globus Online Inc., which shares are convertible into shares of common stock of Globus. The total acquisition cost is expected to be approximately $2.3 million.

         The foregoing description of the terms of the transaction is qualified in its entirety by reference to the merger agreement. A copy of the merger agreement is filed as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Pro Forma         To be filed.

Exhibit 2.1 Amended and Restated Amalgamation and Re-Organization Agreement made December 8, 2000 and restated and amended December 18, 2000, among Globus Wireless Ltd., 906548 Alberta Inc., and PCI Marketing & Communication Inc.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     GLOBUS WIRELESS, LTD.
                                                     (Registrant)


                                                 /s/ Nicholas Wizinsky
                                            By:      Nicholas G. Wizinsky
                                                     Chief Operations Officer

                              AMENDED AND RESTATED
                   AMALGAMATION AND RE-ORGANIZATION AGREEMENT


THIS AMENDED AND RESTATED AMALGAMATION AND RE-ORGANIZATION AGREEMENT made December 8, 2000 and restated and amended December 18, 2000;

BETWEEN:

           Globus Wireless Ltd., incorporated under the laws of Nevada
                         (hereinafter called "Globus")

                                     - and -

           906548 Alberta Inc., incorporated under the laws of Alberta
                        (hereinafter called "Acquiror")

                                     - and -

   PCI Marketing & Communications Inc., incorporated under the laws of Alberta
                         (hereinafter called "Target")

WHEREAS Acquiror and Target wish to amalgamate and continue as one corporation to be known as "Globus Online Inc." in accordance with the terms and conditions hereof and re-organize the share capital of the amalgamated corporation thereafter; and

WHEREAS the parties have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters relating to the proposed amalgamation;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:

                                   Article I
                                 INTERPRETATION


Definitions. In this Agreement, unless there is something in the context or subject matter inconsistent therewith, the following defined terms shall have the meanings hereinafter set forth:

     "Acquiror Common Shares" means the common shares in the capital of Acquiror;

     "Act" means the Business Corporations Act, S.A. 1981, c.B-15 as from time to time amended or re-enacted;

     "Amalco Class A Shares" means Class A Shares in the capital of the Amalgamated Corporation;

     "Amalco Class B Shares" means Class B Shares in the capital of the Amalgamated Corporation;

     "Amalco   Common  Shares"  means  Common  Shares  in  the  capital  of  the
Amalgamated Corporation as described in Schedule C to this Agreement;

     "Amalco Exchangeable Shares" means Exchangeable Shares in the capital of the Amalgamated Corporation as described in Schedule C to this Agreement;

     "Amalco Shares" means the Amalco Class A Shares, Class B Shares, Common Shares, or Exchangeable Shares, as the case may be;

     "Amalgamated Corporation" means the continuing corporation constituted upon the Amalgamation;

     "Amalgamation" means the amalgamation of Acquiror and Target provided for herein;

     "Amalgamation Date" means the date of the Certificate of Amalgamation issued under the Act in respect of the Amalgamation;

     "Amalgamation Information Circular" means that information circular of Target to be forwarded by Target to its shareholders in connection with the Amalgamation contemplated herein;

     "Amalgamation Meeting" means the special meeting of the shareholders of Target contemplated by subsection 3.2(c);

     "Business Day" means any day other than a Saturday or Sunday or a statutory holiday in Alberta;

     "Certificate of Amalgamation" means a certificate of amalgamation issued by the Registrar pursuant to the Act;

     "Depository" means Nevada Agency and Trust Company, or the entity otherwise designated by Globus as the transfer agent of Globus;

     "Registrar" means the Registrar of Corporations or a Deputy Registrar of Corporations for the Province of Alberta duly appointed under the Act;

     "Re-organization" means the amendment of the share capital of Amalco so that the Amalco Class A Shares become Amalco Exchangeable Shares and the Amalco Class B Shares become Amalco Common Shares substantially on the terms setforth in the draft Articles of Amendment attached as Schedule C to this Agreement;

     "Re-organization Information Circular" means that information circular of Amalco to be forwarded by Amalco to its shareholders in connection with the Re-organization contemplated herein;

     "Re-organization Date" means the date of the Certificate of Amendment issued under the Act in respect of the Re-organization;

     "Re-organization Meeting" means the special meeting of the shareholders of Amalco contemplated by subsection 3.5(a);

     "Target  Common  Shares" means the Class A Shares in the capital of Target;
and

     "Termination  Date"  shall  have the  meaning  attributed  to such  term in
Section 7.2.

         Interpretation Not Affected by Headings, etc. The division of this Agreement into articles, sections and subsections is for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", and "hereunder" and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

     Number, etc. Words importing the singular number shall include the plural and vice versa, words importing the use of any gender shall include all genders and words importing persons shall include firms and corporations and vice versa.

     Date for Any Action. In the event that any date on which any action is required to be taken hereunder by any of the parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

     Currency. All sums of money which are referred to in this Agreement are expressed in lawful money of Canada.

                                   Article II
                                  AMALGAMATION


     Amalgamation. Acquiror and Target agree to amalgamate pursuant to the provisions of Section 175 of the Act and to continue as one corporation on the terms and subject to the conditions set out herein.

     Name. The name of the Amalgamated Corporation shall be "Globus Online Inc."

     Registered Office. The registered office of the Amalgamated Corporation shall be situated at 4500, 855 2nd Street S.W. Calgary, Alberta T2P 4K7.

     Authorized Capital. The Amalgamated Corporation shall be authorized to issue an unlimited number of Class A Shares and Class B Shares, which shares shall have the rights, privileges, restrictions and conditions set forth in the Articles of Amalgamation attached as Schedule A hereto.

     Number of Directors. The number of directors of the Amalgamated Corporation shall be fixed at three (3).

     First Directors. The first directors of the Amalgamated Corporation shall be:

    Name                               Address

Nick Wizinsky                     1980 Windsor Road
                                  Kelowna, BC  V1Y 9L3
Bernard Penner                    1980 Windsor Road
                                  Kelowna, BC  V1Y 9L3
Richard Raymer                    206A  11th Avenue SE
                                  Calgary, AB  T2G  0X8

The first directors shall hold office until the earlier of the first annual general meeting of the shareholders of the Amalgamated Corporation, the appointment or election of their successors or the Re-organization Date (as defined below). The subsequent directors shall be elected or appointed each year thereafter as provided for in the by-laws of the Amalgamated Corporation. The management and operation of the business and affairs of the Amalgamated Corporation shall be under the control of the board of directors as it is constituted from time to time except that Richard Raymer shall not be replaced until the Re-organization Date and no major business decisions in respect of the Target shall be approved by the board without his consent.

         Effect of Certificate of Amalgamation.  On the Amalgamation Date:

     the Amalgamation of Acquiror and Target and their continuance as one corporation shall become effective;

     the property of each of Acquiror and Target shall continue to be the property of the Amalgamated Corporation;

     the Amalgamated Corporation shall continue to be liable for the obligations of each of Acquiror and Target;

     any existing cause of action, claim or liability to prosecution shall be unaffected;

     any civil, criminal or administrative action or proceeding pending by or against either Acquiror or Target may be continued to be prosecuted by or against the Amalgamated Corporation;

     a conviction against, or ruling, order or judgment in favour of or against, either Acquiror or Target may be enforced by or against the Amalgamated Corporation; and

     the Articles of Amalgamation shall be deemed to be the Articles of Incorporation of the Amalgamated Corporation and the Certificate of Amalgamation shall be deemed to be the Certificate of Incorporation for the Amalgamated Corporation.

     Restrictions on Business. There shall be no restrictions on the business that the Amalgamated Corporation may carry on.

     Articles of Amalgamation and By-laws. The Articles of Amalgamation of the Amalgamated Corporation shall be in the form set forth in Schedule A. The by-laws of the Amalgamated Corporation shall be the existing by-laws of Acquiror.

     General Effects of the Amalgamation.

1.       On the Amalgamation Date:

(a) subject to Section 2.11, the holder of Acquiror Common Shares shall receive one fully paid and non-assessable Amalco Class B Share for each Acquiror Common Share, following which all Acquiror Common Shares shall be cancelled; and

(b) subject to Section 2.11, Target Common Shares shall be exchanged for fully paid and non-assessable Amalco Class A Shares on the basis set forth in Schedule B, following which all Target Common Shares shall be cancelled

2. no fractional Amalco Class A or Class B Shares will be issued to holders of Acquiror or Target Common Shares; and

3. the aggregate stated capital of the Amalgamated Corporation shall be an amount equal to the aggregate stated capital of Target and Acquiror immediately prior to such time.

     Non-Residents. Notwithstanding anything else herein contained, no Amalco Shares shall be delivered to any shareholder of Target or Acquiror who is, or who appears to the Amalgamated Corporation to be, a resident or citizen of the United States or any territory or possession thereof or any person who is, or who appears to the Amalgamated Corporation or the Depository to be, a resident of any other foreign country unless the Amalgamated Corporation is satisfied that Amalco Shares may be lawfully delivered in such other foreign country without further action by the Amalgamated Corporation.

     Shares Registers and Share Certificates. On the Amalgamation Date:

     subject to Section 2.11, the registered holders of Target Common Shares, shall be deemed to be the registered holders of the Amalco Shares to which they are entitled, calculated in accordance with the provisions hereof and the holders of share certificates representing such Target Common Shares may surrender such certificates to the Depository and upon such surrender shall be entitled to receive share certificates representing the number of Amalco Shares to which they are so entitled; and

     subject to Section 2.11, the registered holders of Acquiror Common Shares shall be deemed to be the registered holders of the Amalco Shares to which they are entitled, calculated in accordance with the provisions hereof and the holders of share certificates representing such Acquiror Common Shares may surrender such certificates to the Depository and upon such surrender shall be entitled to receive share certificates representing the number of Amalco Shares to which they are so entitled.

     Stale Certificates. Any certificate formerly representing Target Common Shares or Acquiror Common Shares which is not deposited with the Depository on or prior to the sixth (6th) anniversary of the Amalgamation Date shall cease to represent a right or claim of any kind or nature.

     Options. Target will use commercially reasonable efforts to ensure that all existing options to issue Target Common Shares shall be exercised before the Amalgamation Meeting.

                                  Article III
                                    COVENANTS


     Covenants of Target. Target covenants and agrees with Acquiror that it will not from the date of execution hereof to and including the Amalgamation Date, except with the prior written consent of Acquiror:

     declare or pay any dividends or make any distribution of its properties or assets to its shareholders or redeem shares of its capital;

     issue or commit to issue any shares of its capital or warrants or options to purchase such shares or any securities convertible into such shares, warrants or options except for the issuance of any securities on the exercise of options currently granted and outstanding under any executive or employee stock option plan;

     alter or amend in any way its articles of incorporation as the same exist at the date of this Agreement; or

     take any action which would be outside the ordinary course of business or which may result in a material adverse change in the affairs of Target including, without limiting the generality of the foregoing, the entering into of employment, consultancy or severance agreements or other arrangements with any director or officer of Target.

     Further Covenants of Target. Target further covenants and agrees with Acquiror that it will:

     use its best efforts to obtain all necessary consents, assignments or waivers from third parties and amendments or terminations to any instrument or agreement and take such other measures as may be necessary to fulfill its obligations under and to carry out the transactions contemplated by this Agreement;

     on or before December 18, 2000, or such later date as Acquiror and Target may jointly determine, mail to its shareholders the Amalgamation Information Circular and other documentation required in connection with the Amalgamation Meeting;

     on or before December 30, 2000, or such later date as Acquiror and Target may jointly determine, convene a special meeting of the shareholders of Target for the purpose of approving the Amalgamation, this Agreement and the transactions contemplated hereby in accordance with the Act;

     use its best efforts to cause each of the conditions precedent set forth in Sections 5.1, 5.2, 5.4 and 5.5 hereof to be complied with; and

     subject to the approval of the shareholders of each of Target and Acquiror being obtained for the completion of the Amalgamation and subject to all applicable regulatory approvals being obtained, thereafter jointly with Acquiror file with the Registrar under the Act, Articles of Amalgamation in the form of Schedule A to this Agreement and such other documents as may be required to give effect to the Amalgamation upon and subject to the terms and conditions of this Agreement with an Amalgamation date on or before December 31, 2000 or such later date as Target and Acquiror may jointly determine.

     Covenants of Globus and Acquiror. Globus and Acquiror each covenant and agree with Target that each of them will not, from the date of execution hereof to the Amalgamation Date, except with the prior written consent of Target:

     declare or pay any dividends or make any distribution of its properties or assets to its shareholders or redeem shares of its capital;

     in the case of the Acquiror only, issue or commit to issue any shares of its capital or warrants or options to purchase such shares or any securities convertible into such shares, warrants or options;

     alter or amend in any way its Articles of Incorporation as the same exist at the date of this Agreement except as is necessary to give effect to the Amalgamation; or

     take any action which would be outside the ordinary course of business or which may result in a material adverse change in its affairs.

     Further Covenants of Globus and Acquiror. Globus and Acquiror each further covenants and agrees with Target that each of them will:

     use its best efforts to obtain all necessary consents, assignments or waivers from third parties and amendments or terminations to any instrument or agreement and take such other measures as may be necessary to fulfill its obligations under and to carry out the transactions contemplated by this Agreement;

     on or before December 30, 2000, approve this Agreement and the transactions contemplated hereby in accordance with the Act or other governing corporate statute;

     use its best efforts to cause each of the conditions precedent set forth in Sections 5.1, 5.2, 5.3 and 5.5 hereof to be complied with; and

     in the case of the Acquiror, subject to the approval of the shareholders of each of Target and Acquiror being obtained and subject to all applicable regulatory approvals being obtained, thereafter jointly with Target file with the Registrar under the Act, Articles of Amalgamation in the form of Schedule A to this Agreement and such other documents as may be required to give effect to the Amalgamation upon and subject to the terms and conditions of this Agreement with an Amalgamation date on or before December 31, 2000 or such other date Target and Acquiror may jointly determine.

     Re-organization Covenants of Target and Acquiror. Target and Acquiror each covenant and agree with Globus that on the Amalgamation Date they will:

     call and give notice of a special meeting of the shareholders of Amalco on January 24, 2001 to consider approving the Re-organization effective on the Business Day immediately after the meeting;

     undertake to cause the resignation of Richard Raymer as a director of Amalco on the Re-organization Date;

     not take any of the following actions from the Amalgamation Date to and including the Re-organization Date:

     declare or pay any dividends or make any distribution of its properties or assets to its shareholders or redeem shares of its capital;

     issue or commit to issue any shares of its capital or warrants or options to purchase such shares or any securities convertible into such shares, warrants or options except for the issuance of any securities on the exercise of options currently granted and outstanding under any executive or employee stock option plan; or

     alter or amend in any way its Articles of Amalgamation as the same exist at the Amalgamation Date except as contemplated by this Agreement to effect the Re-organization.

     Target and Acquiror further covenant and agree with Globus that they will:

     use their best efforts to obtain all necessary consents, assignments or waivers from third parties and amendments or terminations to any instrument or agreement and take such other measures as may be necessary to fulfill its obligations under and to carry out the transactions contemplated by this Agreement;

     on or before January 8, 2001 or such later date as Acquiror and Target may jointly determine, mail to their shareholders an information circular (the "Re-organization Information Circular") other documentation required in connection with the Re-organization Meeting;

     use its best efforts to cause each of the conditions precedent set forth in
Section 5.5 hereof to be complied with; and subject to the approval of the shareholders of Amalco being obtained for the completion of the Re-organization and subject to all applicable regulatory approvals being obtained, thereafter file with the Registrar under the Act, Articles of Amendment in the form of Schedule C to this Agreement and such other documents as may be required to give effect to the Re-organization upon and subject to the terms and conditions of this Agreement with an effective date on or before January 25, 2001 or such later date as Globus, Target and Acquiror may jointly determine.

     Re-organization Covenants of Globus. Globus covenants and agrees with Target and Acquiror that it will vote its Amalco Class B shares in favour of the Re-organization at the Re-organization Meeting.

                                   Article IV
                         REPRESENTATIONS AND WARRANTIES


     Representations and Warranties of Target. Target represents and warrants to and in favour of Acquiror and Globus as follows, and acknowledges that Acquiror and Globus are relying upon such representations and warranties:

     except as has been disclosed to Globus, Target and its material subsidiaries are corporations duly organized, validly existing and current and up-to-date with respect to all filings required under the laws of their respective jurisdictions of incorporation and have the corporate power to own or lease their property and assets and to carry on business as now conducted and Target has the corporate power to enter into this Agreement and perform its obligations hereunder;

     the authorized capital of Target consists of an unlimited number of Target Common Shares of which 9,466,100 Target Common Shares are issued and outstanding as at the date hereof and additional Target Common Shares may be issued pursuant to the exercise of options up to a combined total of approximately 10,126,100;

     no person, firm or corporation will have, immediately prior to the Amalgamation Date, any agreement, warrant or option, or any right capable of becoming an agreement, warrant or option, for the purchase of any unissued shares in the capital of Target or any securities convertible into such shares, except for the issuance of any securities on the exercise of options currently granted and outstanding under any executive or employee stock option plan;

     Target is duly authorized to execute and deliver this Agreement and this Agreement is a valid and binding agreement, enforceable against Target in accordance with is terms and neither the execution of this Agreement nor the consummation by Target of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any restriction of any kind or any contract, commitment, agreement, understanding or arrangement to which Target is bound;

     except as has been disclosed to Globus no material adverse change has occurred in the financial condition of Target and its subsidiaries, taken as a whole, from that reflected in the financial statements of Target for the year ended December 31, 1999; and

     the information to be contained in the Amalgamation Information Circular no charge concerning Target will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it is made.

     Representations and Warranties of Globus and Acquiror. Globus and Acquiror each represent and warrant to and in favour of Target as follows, and acknowledges that Target is relying upon such representations and warranties:

     Globus (and its material subsidiaries) and Acquiror are corporations duly organized, validly existing and current and up-to-date with respect to all filings required under the laws of their respective jurisdictions of incorporation and have the corporate power to own or lease their property and assets and to carry on business as now conducted and Globus and Acquiror has the corporate power to enter into this Agreement and perform its obligations hereunder;

     the authorized capital of Acquiror at the date hereof consists of an unlimited number of Acquiror Common Shares of which 100 Acquiror Common Shares are issued and outstanding as at the date hereof;

     the authorized capital of Globus at the date hereof consists of 100 million shares of common stock and 20 million shares of preferred stock of which 11,079,930 shares of common stock are issued and outstanding as at the date hereof;

     Globus and Acquiror are each duly authorized to execute and deliver this Agreement and this Agreement is a valid and binding agreement, enforceable against each of Globus and Acquiror in accordance with its terms.

     neither the execution of this Agreement nor the consummation by Globus or Acquiror of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any restriction of any kind or any contract, commitment, agreement, understanding or arrangement to which either Globus or Acquiror is a party and by which Globus or Acquiror is bound;

     no material adverse change has occurred in the affairs, operations or business of Globus and its subsidiaries, taken as a whole, from that reflected in the Form 10-KSB of Globus dated April 12, 2000 and no material adverse change has occurred in the financial condition of Globus and its subsidiaries, taken as a whole, from that reflected in the audited financial statements of Globus for the year ended October 31, 1999; and

     except as modified by information that may be publicly disclosed after the date of the Amalgamation Information Circular, the information supplied to Target by Globus or Acquiror about either of them for inclusion in the Amalgamation Information Circular will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

                                   Article V
                              CONDITIONS PRECEDENT


     General Conditions Precedent - Amalgamation. The respective obligations of the parties hereto to consummate the Amalgamation are subject to the satisfaction, on or before the Amalgamation Date, of the following conditions any of which may be waived by the mutual consent of such parties without prejudice to their rights to rely on any other or others of such conditions:

     this Agreement and the transactions contemplated hereby, including in particular the Amalgamation, shall have been approved by the required majority of the votes of the shareholders who, being entitled to do so, vote in person at the Amalgamation Meeting and approval by Acquiror's shareholder in accordance with the provisions of the Act and in accordance with applicable regulatory requirements;

     all consents, orders, approvals and authorizations, including regulatory and judicial approvals and orders, required or necessary for the completion of the Amalgamation, shall have been obtained on terms and conditions satisfactory to each of Target, Globus and Acquiror acting reasonably;

     there shall not be in force any order or decree making illegal, restraining
or  enjoining  the  consummation  of  the  transactions   contemplated  by  this
Agreement, including without limitation the Amalgamation; and

     this Agreement shall not have been terminated.

     General Conditions Precedent - Re-organization. The respective obligations of the parties hereto to consummate the Re-organization, are subject to the satisfaction, on or before the Re-organization Date, of the following conditions any of which may be waived by the mutual consent of such parties without prejudice to their rights to rely on any other or others of such conditions:

     this Agreement and the transactions contemplated hereby, including in particular the Re-organization, shall have been approved by the required majority of the votes of the shareholders who, being entitled to do so, vote in person at the Re-organization Meeting in accordance with the provisions of the Act and in accordance with applicable regulatory requirements;

     all consents, orders, approvals and authorizations, including regulatory and judicial approvals and orders, required or necessary for the completion of the Re-organization, shall have been obtained on terms and conditions satisfactory to each of Target, Globus and Acquiror acting reasonably;

     there shall not be in force any order or decree making illegal, restraining
or  enjoining  the  consummation  of  the  transactions   contemplated  by  this
Agreement, including without limitation the Re-organization; and

     this Agreement shall not have been terminated.

     Conditions to the Amalgamation Obligations of Target. The obligations of Target to consummate the Amalgamation is subject to the satisfaction, on or before the Amalgamation Date, of the following conditions:

     each of the acts and undertakings of Globus and Acquiror to be performed on or before the Amalgamation Date pursuant to the terms of this Agreement shall have been duly performed by it;

     Globus and Acquiror shall have furnished Target with certified copies of the resolutions duly passed by the board of directors of Globus and Acquiror and by the shareholders of Acquiror approving this Agreement and the consummation of the transactions contemplated hereby;

     shareholders representing not more than 5% of the total issued and outstanding Acquiror Common Shares shall have sent to Acquiror written objection (or instruments purporting to be written objections) to the special resolution authorizing the Amalgamation pursuant to the provisions of Section 184 of the Act;

     no material adverse change shall have occurred in the affairs, operations or business of each of Globus, its subsidiaries or Acquiror, taken as a whole, from and after the date hereof and no material adverse change shall have occurred in the financial condition of Globus, from that reflected in the audited financial statements of Globus for the year ended October 31, 1999;

     Globus, the Acquiror and the Holders shall have agreed on terms to a support agreement and exchange trust agreement substantially in the form set forth in Schedule D (the "Support Agreement") and Schedule E (the "Exchange Agreement") effective on the Amalgamation Date that are acceptable to the Target; and
     except as affected by the transactions contemplated by this Agreement, the representations and warranties of Globus and Acquiror contained in Section 4.2 shall be true in all material respects immediately prior to the Amalgamation Date with the same effect as though such representations and warranties had been made at and as of such time and Target shall have received certificates to that effect dated the Amalgamation Date, or such other date as agreed to by the parties but in any event not later than the day preceding the Amalgamation Date from two officers of Globus and Acquiror, respectively, to the best of their information and belief having made reasonable inquiry and Target shall have no knowledge to the contrary.

     The conditions described above are for the exclusive benefit of Target and may be asserted by Target regardless of the circumstances or may be waived by Target in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Target may have.

     Conditions to the Amalgamation Obligations of Globus and Acquiror. The obligations of Globus and Acquiror to consummate the Amalgamation are subject to the satisfaction, on or before the Amalgamation Date, of the following conditions:

     each of the acts and undertakings of Target to be performed pursuant to the terms of this Agreement shall have been duly performed by Target;

     Target shall have furnished Globus and Acquiror with certified copies of the resolutions duly passed by the board of directors of Target and by the shareholders of Target approving this Agreement and the consummation of the transactions contemplated hereby;

     shareholders representing not more than 5% of the total issued and outstanding Target Common Shares shall have sent to Target written objection (or instruments purporting to be written objections) to the special resolution authorizing the Amalgamation pursuant to the provisions of Section 184 of the Act;

     no material adverse change shall have occurred in the affairs, operations or business of Target and its subsidiaries, taken as a whole, from and after the date hereof and no material adverse change shall have occurred in the financial condition of Target and its subsidiaries, taken as a whole, from that reflected in the audited financial statements of Target for the year ended December 31, 1999;

     except as affected by the transactions contemplated by this Agreement, the representations and warranties of Target contained in Section 4.1 shall be true in all material respects immediately prior to the Amalgamation Date with the same effect as though such representations and warranties had been made at and as of such time and Acquiror shall have received a certificate to that effect, dated the Amalgamation Date, or such other date as agreed to by the parties but in any event not later than the day preceding the Amalgamation Date, of two officers of Target to the best of their information and belief having made reasonable inquiry and Acquiror shall have no knowledge to the contrary.

     The conditions described above are for the exclusive benefit of Globus and Acquiror and may be asserted by Globus or Acquiror regardless of the circumstances or may be waived by each of Globus or Acquiror in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Globus of Acquiror may have.

     Conditions to the Re-organization Obligations of Globus. The obligations of Globus to approve of the consummation of the transactions contemplated in
Section 3.5 is subject to the satisfaction, on or before the Re-organization Date, of the following conditions:

     each of the acts and undertakings of Target and Acquiror to be performed pursuant to the terms of this Agreement shall have been duly performed by Target and Acquiror; and

     Target and Acquiror shall have furnished Globus with certified copies of the resolutions duly passed by the board of directors of Amalco and by the shareholders of Amalco approving the Re-organization, this Agreement and the consummation of the transactions contemplated hereby.

     The conditions described above are for the exclusive benefit of Globus and may be asserted by Globus regardless of the circumstances or may be waived by Globus in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Globus may have.

     Conditions to the Re-organization Obligations of Target and Acquiror. The obligations of Target and Acquiror to consummate the transactions contemplated in Section 3.5, and in particular the Re-organization, is conditional upon Globus duly performing, pursuant to the terms of this Agreement, each of its acts and undertakings, on or before the Re-organization Date.

     The condition described above is for the exclusive benefit of Target and Acquiror in connection with the completion of the transactions contemplated in
Section 3.5 and may be asserted by Target and Acquiror regardless of the circumstances or may be waived by Target and Acquiror in their sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Target may have.

                                   Article VI
                                     NOTICES


     Notices. All notices which may or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be served personally or by fax and in the case of:

     Globus, addressed to:

                  Globus Wireless Ltd.
                  1980 Windsor Road
                  Kelowna , BC
                  V1Y 9L3

                  Fax:     (250) 860-3110

                  Acquiror, addressed to:

                  906548 Alberta Inc.
                  1980 Windsor Road
                  Kelowna , BC
                  V1Y 9L3

                  Fax:     (250) 860-3110

                  Target, addressed to:

                  PCI Marketing & Communications Inc.
                  206A, 11th Avenue SE
                  Calgary, Alberta
                  T2G 0X8

                  Fax:     (403) 263-1376

or such other address as the parties may, from time to time, advise to the other parties hereto by notice in writing. The date of receipt of any such notice shall be deemed to be the date of delivery.

                                  Article VII
                     AMENDMENT AND TERMINATION OF AGREEMENT


     Amendment. This Agreement may at any time and from time to time before or after the holding of the Re-organization Meeting be amended by written agreement of the parties hereto without, subject to applicable law, further notice to or authorization on the part of their respective shareholders and any such amendment may, without limitation:

     change the time for performance of any of the obligations or acts of the parties hereto;

     waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

     waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the parties hereto; or

     waive compliance with or modify any other conditions precedent contained herein.

     Termination. This Agreement may, prior to the issuance of the certificate of amendment giving effect to the Re-organization, be terminated by mutual agreement of the respective boards of directors of the parties hereto, without further action on the part of the shareholders of Acquiror or Target. This Agreement shall also terminate without further notice or agreement in the event that:

     the Amalgamation is not approved by the required majorities at the Amalgamation Meeting;

     by December 31, 2000, the Amalgamation has not been completed. For the purposes of this subsection 7.2(b), the Amalgamation shall be deemed to have been completed upon the issuance of the Certificate of Amalgamation;

     the Re-organization is not approved by the required majorities at the Re-organization Meeting; or

     by January 31, 2001, the Re-organization has not been completed. For the purposes of this subsection 7.2(d) the Re-organization shall be deemed to have been completed upon the issuance of the Certificate of Amendment.

                                  Article VIII
                                     GENERAL


     Binding Effect. This Agreement shall be binding upon and enure to the benefit of the parties hereto.

     Assignment. Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

     Public Disclosure. Subsequent to the execution of this Agreement, the parties agree to consult with each other before making any public disclosure or announcement of or pertaining to this Agreement and that any such disclosure or announcement shall be mutually satisfactory to both parties provided this Section shall not apply in the event either party hereto is advised by its counsel that certain disclosures or announcements, which the other party after reasonable notice will not consent to, are required to be made by applicable laws, stock exchange rules or policies of regulatory authorities having jurisdiction.

     Expenses. The costs incurred by each party in connection with the Amalgamation shall be paid by the Amalgamated Corporation, provided that the transactions contemplated hereby are completed. In the event that the Amalgamation is, for any reason, not completed, each party shall pay its own costs incurred in connection with the Amalgamation and shall not be responsible for any costs, expenses or fees incurred or paid by the other parties.

     Survival. The representations and warranties herein shall survive the performance of the parties' respective obligations hereunder and the termination of this Agreement, but shall expire on the date one year from the date hereof.

     Time of Essence. Time shall be of the essence of this Agreement.

     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Alberta.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                                        906548 Alberta Inc.


                                               By:      (signed) "Nick Wizinsky"


                                                        GLOBUS WIRELESS LTD.


                                               By:      (signed) "Nick Wizinsky"


                                           PCI MARKETING AND COMMUNICATIONS INC.


                                               By:     (signed) "Richard Raymer"